STATE FARM MUTUAL FUND TRUST

Supplement dated September 1, 2011 to the Statement of Additional Information dated May 1, 2011 of State Farm Mutual Fund Trust (the “SAI”).

Effective September 1, 2011, the SAI is amended as set forth below:

The following paragraph is added on page 3 of the SAI after the first full paragraph under the heading “Borrowing”:

The Trust has entered into a Line of Credit Agreement with State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of the Manager. Under the Line of Credit Agreement, a Fund, other than an Equity Index Fund, can borrow money from Auto Company on an unsecured basis for up to 30 days. No Fund can borrow more than 5% of its total assets (including the amount borrowed) from Auto Company, and no Fund can borrow from Auto Company for a period longer than 30 days. All the Funds advised by the Manager can borrow no more than $50,000,000 from Auto Company in the aggregate at any one time. A Fund will pay interest to Auto Company on an outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. Auto Company in its sole and absolute discretion determines whether to loan money to a Fund under the Line of Credit Agreement. Similarly, a Fund is not obligated to borrow from Auto Company under the Line of Credit Agreement.